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                                                                    EXHIBIT 99.3


                    INNOVATIVE GAMING CORPORATION OF AMERICA
                               4750 Turbo Circle
                              Reno, Nevada  89502


                             SUBSCRIPTION AGREEMENT
                      Including Investment Representations


                      Series A Convertible Preferred Stock


Ladies and Gentlemen:

[                               ]  ("Buyer") desires to purchase upon the terms
and conditions set forth below from Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), Series A Convertible Preferred Stock of the Company (the "Preferred Shares") convertible into shares of Common Stock of the Company (the "Common Shares," and collectively with the Preferred Shares, the "Shares") pursuant to the terms of that certain Certificate of Designation of Series A Convertible Preferred Stock. The Preferred Shares being offered are described in the Company's Confidential Private Placement Memorandum, dated March 14, 1997 (the "Memorandum").

      1.   AGENT.  The name of Buyer's agent or sub-agent for this offering is
____________________________________________.
(INSERT NAME OF AGENT/SUB-AGENT, IF ANY)

      2.   SUBSCRIPTION.

           a.    Buyer hereby subscribes to purchase [
                 ] Preferred Shares and agrees to pay to the Company the
                 purchase price of:  $[              ].

           b. Buyer shall pay the purchase price by delivering at the Closing same day funds in United States Dollars to the Company, to be delivered to the order of the Company upon delivery of the Preferred Shares.

            c. Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").





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      3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER.  In connection with the sale of the Preferred Shares to it, Buyer hereby acknowledges, represents, warrants and covenants as follows:

            a. Buyer has received and carefully reviewed a copy of the Memorandum and the Company's Annual Report on Form 10-K for Fiscal 1996. In purchasing the Preferred Shares, Buyer has not relied on any information or representation other than those contained in the Memorandum or that is publicly disclosed or that which is contained in this Agreement, the Registration Rights Agreement or the Certificate of Designation relating to the Preferred Shares.

            b. Without effecting Buyer's right to rely on the representations and warranties of the Company contained herein, Buyer has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers) and has utilized such access to its satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Memorandum.

            c. Buyer is experienced and knowledgeable in financial and business matters, and is capable of evaluating the merits and risks of investing in the Preferred Shares.

            d. Buyer believes the investment is suitable for it based on its investment objectives and financial needs. Buyer can bear the economic risk of an investment in the Preferred Shares for an indefinite period of time and can afford a complete loss of such investment.

            e. Buyer understands that there will be no market for the Preferred Shares, that there are significant restrictions on the transferability of the Preferred Shares, and that for these and other reasons, Buyer may not be able to liquidate an investment in the Preferred Shares for an indefinite period.

            f. Buyer acknowledges that the Company's Articles of Incorporation provide that no person or entity may become the beneficial owner of 5% or more of the Company's shares of capital stock of every series and class unless such person or entity agrees to provide personal background and financial information to gaming authorities, consent to a background investigation, and respond to questions from gaming authorities. Buyer further acknowledges that the Company may, pursuant to the terms of its Articles of Incorporation and
                 Section 6(h) of the Certificate of Designation, repurchase shares held by any person or entity whose status as a shareholder, jeopardizes the approval, continued existence, or renewal by any gaming authority of a tribal, federal or state license or franchise held

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                 by the Company or any of its subsidiaries. The foregoing
                 restrictions will be contained in a legend on each certificate of Common Stock.

            g. Buyer has no existing short position with respect to the Common Stock of the Company and agrees not to enter into any short sales or other hedging transactions with respect to the Common Stock of the Company at any time after the execution of this Agreement by it and prior to the date on which Buyer files a notice of conversion with the Company. Buyer further agrees that, at all times after the execution of this Agreement by it and prior to ten days after the closing of the purchase of the Preferred Shares, it will keep its purchase of the Preferred Shares confidential, except as required by law and except as necessary in the ordinary course of its business.

            h. Buyer is not subscribing for the Preferred Shares as a result of or pursuant to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio.

            i. Buyer acknowledges that in no event shall Buyer be entitled to convert any portion of the principal of or interest on the Preferred Shares in excess of that amount upon conversion of which the sum of 1) the number of Common Shares beneficially owned by Buyer and its affiliates (other than shares of Common Shares which may be deemed beneficially owned through ownership of the unconverted portion of the principal amount of, and interest on, the Preferred Shares); and 2) the number of Common Shares issuable upon conversion of the Preferred Shares, would result in beneficial ownership by Buyer and its affiliates of more than 4.9% of the outstanding shares of the Company's issued and outstanding Common Stock. Buyer acknowledges that any beneficial ownership in excess of 4.9% may require filing certain documents with the Securities and Exchange Commission and certain state gaming regulatory agencies and that beneficial ownership in excess of 10% could trigger certain Minnesota anti-takeover statutes.

            j. Buyer acknowledges that the Company or any transfer agent of the Company shall register the transfer or exchange of any of the Preferred Shares only upon receipt of the certificate(s) evidencing such Preferred Shares with the transfer notice set forth thereon appropriately completed, upon the receipt of an opinion of counsel acceptable to the Company, that the transfer is exempt from registration under the Securities Act of 1933 and upon receipt in writing from the transferee or the recipient of such Preferred Shares in such transfer or exchange (as the case may be) of a certificate setting forth the representations, warrants and covenants in Paragraphs 3 and 4 hereof transferee or any affiliated person of such transferee, provided, however, that the Buyer may not transfer or



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                 exchange any of the Preferred Shares to any proposed
                 transferee who the Company reasonably believes is: (1) a convicted felon; (2) convicted of gaming-related offenses or
                 (3) publicly known to be associated with organized crime. With respect to such transferee, the Company has ten (10) business days following receipt of written notice of the identity of
                 such transferee to conduct any investigation   and make any
                 objection to such transfer.

            k. Buyer acknowledges that it is not acquiring the Shares for the purpose of exerting any control over the Company.

     4.     INVESTMENT INTENT; RESTRICTIONS ON TRANSFER OF PREFERRED SHARES.

            a. Buyer represents and warrants that it is purchasing the Preferred Shares for its own account, for investment and without the current intention of reselling or redistributing the Preferred Shares except pursuant to the terms of this Agreement and pursuant to an effective registration statement under the 1933 Act and State Laws or pursuant to an exemption from such registration. Buyer has made no arrangement or agreement with others regarding any of the Preferred Shares.

            b. Buyer understands that Preferred Shares have not been registered as of the date of the closing of this offering under the Securities Act of 1933, as amended (the "1933 Act"), or applicable state securities laws (the "State Laws"), and are being offered and sold pursuant to exemptions from registration under the 1933 Act and the State Laws. Buyer understands that the Company's reliance on such exemptions is predicated in part on its representations and warranties contained herein.

            c.   Buyer understands that neither the Preferred
                 Shares nor the underlying Common Shares may be sold by it except pursuant to an effective registration statement under the 1933 Act and State Laws, or an exemption from such registration.

            d. Buyer understands that any transfer of the Preferred Shares by it will be further restricted by a legend placed on the certificate(s) representing the Preferred Shares containing substantially the following language:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION


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                  STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF
                  1933 OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS."

     5.     RESIDENCE.  BUYER REPRESENTS AND WARRANTS AS FOLLOWS.

            a. Buyer's principal executive office is located in the State of ____________.

            b. The Preferred Shares are being purchased by Buyer in its name solely for its own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization, except as specifically set forth in this Subscription Agreement.

     6. CONVERSION. The Company shall use its best efforts to issue and deliver to Buyer a certificate or certificates for the number of Common Shares to which Buyer shall be entitled within three (3) business days after Buyer has fulfilled all conditions required for conversion as set forth in this Agreement and the Certificate of Designation of Series A Preferred Stock (the "Deadline"). The Company understands that a delay in the issuance of the registered Common Shares beyond the Deadline could result in economic loss to Buyer. The Company agrees to pay liquidated damages to Buyer for late issuance of registered Common Shares to Buyer upon conversion in the amount of one percent (1%) of the requested conversion amount, per day, beginning on the sixth (6th) business day from the date of receipt by the Company of a duly executed notice of conversion accompanied by the certificate representing the Preferred Shares, all in accordance with this Agreement, the Preferred Shares and the requirements of the Company's transfer agent. Said liquidated damages shall accrue each day through the date the registered Common Shares are issued to Buyer upon conversion, and shall be paid by wire transfer to an account designated by Buyer upon the earlier to occur of (i) issuance of the Preferred Shares to Buyer, or (ii) each monthly anniversary of the receipt by the Company of such Buyer's notice of conversion. Nothing herein shall waive the Company's obligations to deliver Common Shares upon conversion of the Preferred Shares.

     7. THIRD PARTY BENEFICIARY. The parties acknowledge and agree that LG Partners, Inc. ("LG Partners") shall be deemed a third party beneficiary of the Company's agreements and representations set forth in this Agreement, entitled to enforce the terms thereof, and to indemnification for any damages resulting to LG Partners from any actual or threatened breach thereof by the Company, both in LG Partner's personal capacity and, should LG Partners so elect, on behalf of Buyer.

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     8.    INVESTOR QUALIFICATIONS.

     ACCREDITED INVESTOR. The undersigned subscriber is an ENTITY and represents and warrants as follows:


/  /  1.   The undersigned (or, in the case of a trust, the undersigned trustee) is a bank, or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the 1933 Act, acting either in its individual or fiduciary capacity.

/  /  2.   The undersigned is an insurance company as defined in Section 2(13)
           of the 1933 Act.

/  /  3.   The undersigned is an investment company registered under the
           Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

/  /  4.   The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1959.

/  /  5.   The undersigned is an employee benefit plan within the meaning of
           Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

      /  / a.   the investment decision is made by a plan fiduciary, as
                defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

      /  / b.   the employee benefit plan has total assets in
                excess of $5,000,000; or

      /  / c.   the plan is a self-directed plan with investment
                decisions made solely by persons who are "Accredited
                Investors" as defined under the 1933 Act.

/  /  6.   The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

      /  / a.   an organization described in Section 501(c)(3) of the
                Internal Revenue Code; or

      /  / b.   a corporation; or

      /  / c.   a Massachusetts or similar business trust; or

      /  / d.   a partnership.


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/  /  7.   The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

/  /  8.   The undersigned is a trust with total assets exceeding $5,000,000 which was not formed for the purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Preferred Shares.

/  /  9.   All of the equity owners of the undersigned meet one of the tests set forth in I.a through I.c or II.a through II.h above. Please indicate the names of each such equity owner and which test applies to each:



      9. REPRESENTATIONS, WARRANTS AND COVENANTS OF THE COMPANY. In connection with the sale of the Preferred Shares by it, the Company hereby acknowledges, represents, warrants and covenants as follows:

           9.1 Corporate Organization.   The Company is a corporation duly
           organized, validly existing and in good standing under the laws of the State of Minnesota, and has the requisite corporate power and authority to carry on its business in all material respects as it is now being conducted and to enter into this Agreement and the Registration Rights Agreement by and between the Company and Buyer dated as of the date hereof (the "Registration Rights Agreement") and to issue Preferred Shares and Common Stock pursuant to the Certificate of Designation.

           9.2 Qualification. The Company is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities makes such qualification or licensing necessary and failure to be so qualified or licensed would have a material adverse impact on its business.

           9.3 Corporate Acts and Proceedings. This Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated by the Certificate of Designation have been duly authorized by all necessary corporate action on behalf of the Company, and have been duly executed and delivered by authorized officers of the Company. All corporate action necessary for the authorization, creation, issuance and delivery of the Preferred Shares and the Common Shares, including reservation of such Common Shares (provided the per share price of the Common Stock exceeds $.15), has been taken on the part of the Company. This Agreement and the Registration Rights Agreement are valid and binding agreements of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial

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           limitations on the enforcement of the remedy of specific enforcement and other equitable remedies.

           9.4 Brokers or Finders. Other than fees paid to LG Partners, Inc., for which the Company is responsible, no person, firm or corporation has or will have any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

           9.5 Governmental Approvals. Based upon the representations and the warranties of the Buyer made herein, no registration or filing, consent or approval of or other action by any federal, state or other governmental agency or instrumentality is necessary for the valid execution, delivery and performance of the Company of this Agreement and the issuance of the Preferred Shares, except for the filing of a Form D with the Securities and Exchange Commission.

           9.6 Adverse Governmental or Legal Actions. There are no legal or governmental actions, suits or proceedings pending, or to the best of the Company's knowledge, threatened to which the Company is or may be a party to which would adversely affect the Company or the transactions contemplated by this Agreement, the Registration Rights Agreement and the Certificate of Designation.

           9.7 Disclosure. To the best knowledge of the Company, neither this Agreement, the Registration Rights Agreement nor the Memorandum contains any untrue statement of a material fact or omits a material fact necessary to make the statements made by the Company herein or therein, in light of the circumstances in which made, not misleading. The Company has not provided to Buyer any material non-public information regarding the Company.

           9.8 Capitalization. Except for stock options issued to employees of the Company pursuant to the Company's 1992 Stock Option and Incentive Compensation Plan, there have been no issuances of capital stock, warrants, outstanding subscriptions, contracts, calls, commitments or any purchase rights of any nature or character (including preemptive rights) relating to the Company's capital stock since December 31, 1996.

           9.9 Conflicts. This Agreement, the Registration Rights Agreement, the Certificate of Designation and the performance of the transactions contemplated hereby and thereby, will not conflict with or violate the Company's Articles, Bylaws nor conflict with, violate or cause a default of any lien, indenture, mortgage, lease, agreement, or instrument to which the Company is a party in any material respect or, to the best of our knowledge, result in a violation of any law, rule, order or decree applicable to the Company.


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            9.10 Issuance of Shares.  The Preferred Shares and the Common
            Shares have been duly authorized and the Preferred Shares, when issued, delivered and paid for pursuant to the terms hereof and the Common Shares, when issued pursuant to the terms of the Certificate of Designation relating to the Preferred Shares, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and other encumbrances and will not be subject to preemptive rights.

            9.11 Nasdaq National Market Listing.   The Company will use its
            best efforts to list the shares of Common Shares on the NASDAQ National Market and to maintain such listing. To the best of the Company's knowledge, the Company is not in material violation of the NASDAQ National Market listing requirements.

            9.12 Exchange Act Reports. The Company will use its best efforts to timely file all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Reports on Form 8-K or other reports required to be filed with the Securities and Exchange Commission by the Company. The Company has not had any material adverse changes since its last filing with the Securities and Exchange Commission. The Company has filed all such documents historically on a timely basis with the Securities and Exchange Commission and such financial statements contained in such documents have been prepared in accordance with GAAP.

     10. OPINION OF COUNSEL. As a condition to Closing, the Buyer shall receive an opinion from the Company's counsel substantially in the form attached hereto as Annex A.

     11.    MISCELLANEOUS.

            a.   Buyer agrees to furnish any additional
                 information that the Company or its counsel deem necessary in order to verify the responses set forth above.

            b. Buyer represents and warrants that it has not reproduced or distributed the Memorandum, in whole or in part, or divulged any of its contents, and that it will not do so without the prior written consent of the Company.

            c.   Buyer understands the meaning and legal
                 consequences of the agreements, representations, warranties and covenants contained herein. Buyer further agrees to indemnify and hold harmless the Company, and each current and future officer, director, employee, agent and shareholder of the Company, and each current and future officer, director, employee, agent and shareholder of the Company, from and against any and all loss, damage or liability due to, or arising out of, a breach of any of Buyer's agreements, representations or warranties contained herein, which shall survive the execution hereof.

            d. The Company understands the meaning and legal consequences of the agreements, representations, warranties and covenants contained herein.


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                 Company further agrees to indemnify and hold harmless
                 the Buyer, and each current and future officer, director, employee, agent and shareholder of the Buyer, from and against any and all loss, damage or liability due to, or arising out of, a breach of any of the Company's agreements, representations or warranties contained herein, which shall survive the execution hereof.

            e. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the legal representatives, successors and permitted assignees of the undersigned.

            f. This Subscription Agreement shall be governed by, and construed and enforced in accordance with, Minnesota law, without reference to principles of conflicts of laws.

            g. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                 SIGNATURES/SUBSCRIBER INFORMATION

Entity Subscriber:

Dated: April 9, 1997
                          [____________________________________________________]
                               Name of Entity (Typed or Printed)


                               _________________________________________________
                               Signature

                               _________________________________________________
                               Name (Typed or printed) and Title

                               _________________________________________________
                               Contact Person (If different from person signing)


                               _________________________________________________
                               Tax I.D. No.

                               (    )___________________________________________
                               Telephone No.

                               _________________________________________________
                               Principal Executive Office Address

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                      __________________________________________________________
                      (Must be same state indicated in question 7)

                      __________________________________________________________
                      Mailing Address (Only if different from residence address)


                      __________________________________________________________
                      City, State & Zip Code






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ENTITY SUBSCRIBER TYPE OF OWNERSHIP:

The Shares subscribed for are to be registered in the following form of ownership (check only one):

      /  /  Partnership            /  /  Trust or Estate (Describe and
                                         enclose evidence of signer's authority)

      /  /  Corporation            /  /  IRA Trust Account

      /  /  Other (Describe)       _____________________________________________

     ___________________________________________________________________________



                                   ACCEPTANCE



     This Subscription Agreement of [________________] for [_______] shares of the Company's Convertible Preferred Stock is hereby accepted by Innovative Gaming Corporation of America.


Dated:  April ___, 1997


                      INNOVATIVE GAMING CORPORATION OF AMERICA

                 By   __________________________________________________________
                      Edward G. Stevenson, President and Chief Executive Officer





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